SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         April 10, 2003 (April 9, 2003)
                Date of Report (Date of earliest event reported)

                             OHIO VALLEY BANC CORP
             (Exact name of registrant as specified in its charter)

                                      Ohio
                 (State or other jurisdiction of incorporation)

                               0-20914 31-1359191
          (Commission file number) (IRS Employer Identification Number)

                    420 Third Avenue, Gallipolis, Ohio 45631
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (740) 446-2631

                                 Not Applicable
         (Former name or former address, if changed since last report.)





                            Exhibit Index at Page 4.

Item 7. Financial Statements and Exhibits
-----------------------------------------
(c) Exhibits:

99.1  Press Release dated April 9, 2003 of Ohio Valley Banc Corp.


Item 9. Regulation FD Disclosure
--------------------------------
The following information is disclosed pursuant to Item 12 on Form 8-K:

On April 9, 2003, Ohio Valley Banc Corp. issued a news release announcing its earnings for the first quarter period ending March 31, 2003. The information contained in the news release, which is attached as Exhibit 99.1 to this Form 8-K, is incorporated herein by this reference.








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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              OHIO VALLEY BANC CORP.


Date: April  9, 2003                      By  /s/ Jeffrey E. Smith
                                              -------------------------------
                                              Jeffrey E. Smith, President and
                                              Chief Executive Officer







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

                                  EXHIBIT INDEX



Exhibit Number                      Description

    99.1 Press release of Ohio Valley Banc Corp dated April 9, 2003, announcing the company's earnings for the quarter period ending March 31, 2003.










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